Exhibit No. 1.1

                        UNITED FIDELITY AUTO TRUST 200_-_

                        ___% CLASS A-1 ASSET BACKED NOTES
                        ___% CLASS A-2 ASSET BACKED NOTES
                        ___% CLASS A-3 ASSET BACKED NOTES
                        ___% CLASS A-4 ASSET BACKED NOTES
                        ___% CLASS B ASSET BACKED NOTES

                             UNDERWRITING AGREEMENT

                                 _________, 200_

City Securities Corporation
As Representative of the Underwriters
135 North Pennsylvania Street, Suite 2200
P. O. Box 44992
Indianapolis, Indiana  46244-0992
Ladies and Gentlemen:

     1. Introductory. United Fidelity Finance, LLC, a Delaware limited liability company (the "Seller"), proposes to cause United Fidelity Auto Trust 200_ (the "Trust") to issue and sell $________ principal amount of Class A-1 ___% Asset Backed Notes (the "A-1 Notes"), $________ principal amount of Class A-2 ___% Asset Backed Notes (the "A-2 Notes"), $________ principal amount of Class A-3 ___% Asset Backed Notes (the "A-3 Notes"), $________ principal amount of Class A-4 ___% Asset Backed Notes (the "A-4 Notes") and $________ principal amount of Class B ___% Asset Backed Notes (the "B Notes"; together with the A-1 Notes, the A-2 Notes, the A-3 Notes and the A-4 Notes, the "Notes"), to the several underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representative (the "Representative"). The assets of the Trust include, among other things, a pool of automobile retail installment sale contracts or other similar evidences of installment indebtedness (the "Receivables") secured by new and used automobiles and light trucks and the related security interests in the equipment financed thereby. The Receivables were sold to the Trust by the Seller. The Receivables are serviced for the Trust by United Fidelity Bank, FSB, a federally chartered savings association (the "Bank"). The Notes will be issued pursuant to the Indenture to be dated as of _________ ___, 200_ (as amended and supplemented from time to time, the "Indenture"), between the Trust and __________ (the "Indenture Trustee").

     Simultaneously with the issuance and sale of the Notes as contemplated in this Agreement, the Trust will issue ___% Asset Backed Certificates (the "Certificates"), in a combined amount of $________ to the Seller. The Certificates represent fractional undivided

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ownership interests in the Trust. The Notes and the Certificates are sometimes referred to herein as the "Securities."

     [The Seller acknowledges that it will have furnished to the Underwriters, for distribution to potential investors in the Notes prior to the date on which the Prospectus (as defined in Section 2(a) below) is made available to such potential investors, a term sheet in the form of Exhibit A hereto (the "Term Sheets").]

     Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Trust and Servicing Agreement to be dated as of _______ ___, 200_ (as amended and supplemented from time to time, the "Trust and Servicing Agreement"), among ____________, as owner trustee (the "Owner Trustee"), the Trust, the Seller and the Bank, as servicer, or, if not defined therein, in the Indenture.

     2. Representations and Warranties. The Seller and the Bank (each a "Representing Party" and collectively the "Representing Parties"), jointly and severally, represent and warrant to, and agrees with, each Underwriter as of the date hereof and as of the Closing Date that:

     (a) The Seller meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. _________) on such Form, including a related preliminary base prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Securities. The Seller may have filed one or more amendments thereto, each of which amendments has previously been furnished to you. The Seller will next file with the Commission one of the following: (i) prior to the effectiveness of such registration statement, an amendment thereto (including the form of final base prospectus and the form of final prospectus supplement relating to the Securities), (ii) after effectiveness of such registration statement, a final base prospectus and a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4) under the Act, or (iii) after the effectiveness of such registration statement, a final base prospectus and a final prospectus supplement relating to the Securities in accordance with Rules 415 and 424(b)(2) or (5). In the case of clauses (ii) and (iii), the Seller has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus supplement, or such final prospectus supplement, shall include all Rule 430A Information, together with all other such required information with respect to the Securities and the offering thereof and, except to the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have previously been furnished to you) as the Seller has advised you, prior to the Execution Time, will be included or made therein. If the

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Registration Statement contains the undertaking specified by Regulation S-K Item
512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

     For purposes of this Agreement, "Effective Time, means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement." "Base Prospectus" shall mean the prospectus referred to above contained in the Registration Statement at the Effective Date including any Preliminary Prospectus Supplement, as most recently revised or amended and filed with the Commission pursuant to Rule 424(b) or Rule 429. "Preliminary Prospectus Supplement" shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Prospectus. "Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus, as amended at the time of such filing, or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Securities, including the Base Prospectus, included in the Registration Statement at the Effective Date. "Rule 430A Information" means information with respect to the Securities and the offering of the Securities permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. "Term Sheets" shall mean those certain term sheets, if any, delivered by the Seller to each Underwriter, all of which have been filed by the Seller on a Form 8-K in accordance with all applicable no-action letters, as published by the Commission. Any reference herein to the Registration Statement, the Base Prospectus, a Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, such Preliminary Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus, any Preliminary Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     (b) On the Effective Date and on the date of this Agreement, the Registration Statement did or will, and, when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined below), the Prospectus (and any supplements thereto)

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will, comply in all material respects with the applicable requirements of the
Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations of the Commission thereunder (the "Rules and Regulations"); on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Term Sheets and the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Term Sheets and the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Representing Parties make no representation or warranty as to the information contained in or omitted from the Registration Statement, the Term Sheets or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Seller by the Underwriters through you specifically for use in connection with the preparation of the Registration Statement, the Term Sheets or the Prospectus (or any supplement thereto), it being agreed that the only such information consists of the statements in the [third] and [fourth] paragraphs and the second sentence of the [sixth] paragraph under the caption "Underwriting" in the Prospectus Supplement (such information, the "Underwriter Information").

     (c) The Bank is a federally chartered savings association organized under the laws of the United States with the power and authority to own its properties and conduct its business as described in the Registration Statement, and had at all relevant times and has the power, authority and legal right to acquire, own, sell and service the Receivables.

     (d) The Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with the power and authority to own its properties and conduct its business as described in the Registration Statement, and had at all relevant times and has the power, authority and legal right to acquire, own and sell the Receivables.

     (e) Each of the Representing Parties and the Issuer (collectively, the "UFB Entities") has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, each of the Basic Documents (as defined herein) to which it is a party and to carry out the transactions contemplated in such Basic Documents.

     (f) On the Closing Date, the Purchase Agreement, the Indenture, the Administration Agreement, the Trust and Servicing Agreement, the Insurance Agreement, the Policy and the other documents and certificates delivered in connection therewith (such agreements, documents and certificates, excluding this Agreement, being, collectively, the "Basic Documents") and all other instruments to be delivered pursuant to this Agreement or the Basic Documents will have been duly authorized, executed and delivered by each UFB Entity party thereto and will be legal, valid and binding instruments of each UFB Entity party thereto

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enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including the rights of creditors of banks the accounts of which are insured by the FDIC) and subject, as to enforceability, to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

     (g) This Agreement has been duly authorized, executed and delivered by each of the Representing Parties.

     (h) The execution and delivery of the Basic Documents by the UFB Entities party thereto, compliance by the UFB Entities with the applicable provisions thereof and the consummation by the UFB Entities of the transactions therein contemplated will not result in (i) a breach, default or violation of (1) any law or governmental rule or regulation applicable to any UFB Entity now in effect, (2) any provision of the Charter, Limited Liability Company Agreement, By-Laws, Certificate of Formation or Certificate of Trust applicable to any UFB Entity, (3) any judgment, order or decree of any court, arbitrator, administrative agency or other governmental authority applicable to any UFB Entity, or (4) any agreement or instrument to which any UFB Entity is a party or by which it is bound, (ii) the acceleration of any obligation of any UFB Entity, or (iii) the creation of any lien, claim or encumbrance (other than the lien of the Indenture) upon the Issuer.

     (i) There are no actions, proceedings or investigations pending or, to the best of their knowledge, threatened against or affecting any UFB Entity (or any basis therefor known to either of the Representing Parties) (i) asserting the invalidity of the Trust or any of the Basic Documents, (ii) seeking to prevent the issuance of the Notes or the consummation by any UFB Entity of any of the transactions contemplated by the Basic Documents, or (iii) which, individually or in the aggregate, if adversely decided, would materially and adversely affect the financial condition or operations of any UFB Entity or of any UFB Entity's ability to carry out the transactions contemplated in the Basic Documents.

     (j) When the Notes have been duly executed and delivered by the Owner Trustee, authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be duly issued and entitled to the benefits and security afforded by the Indenture, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

     (k) Immediately prior to the transfer of the Pledged Assets to the Issuer as contemplated by the Transfer and Servicing Agreement, the Seller (i) had good title to, and was the sole owner of, each Receivable purported to be transferred by it to the Issuer pursuant to the Sale and Servicing Agreement free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, "Liens"), (ii) had not assigned to any person any of its right, title or interest in such Pledged Assets or in the Purchase Agreement and (iii) will have the power and authority to assign, transfer and convey such Pledged Assets to the Issuer, and upon

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the execution and delivery of the Trust and Servicing Agreement by the Issuer, the Issuer will have acquired all of the Seller's right, title and interest in and to such Conveyed Property free and clear of any Lien (except for the Lien of the Indenture).

     (l) Immediately prior to the transfer of the Receivables to the Trust, the Seller's interest in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing constituted a perfected first priority interest therein. If a court concludes that the transfer of the Receivables from the Seller to the Trust is a sale, the interest of the Trust in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing will be perfected upon the execution and delivery of the Basic Documents and the filing of a UCC financing statement with the Secretary of State of the State of Delaware and will constitute a first priority perfected interest therein. If a court concludes that such transfer is not a sale, the Sale and Servicing Agreement constitutes a grant by the Seller to the Trust of a valid security interest in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing, which security interest will be perfected upon the execution and delivery of the Basic Documents and the filing of the UCC financing statement with the Secretary of State of the State of Delaware referred to above and will constitute a first priority perfected security interest therein. No filing or other action, other than the execution and delivery of the Basic Documents and the filing of the UCC financing statement with the Secretary of State of the State of Delaware referred to above, is necessary to perfect and maintain the interest or the security interest of the Trust in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing against third parties.

     (m) Upon the execution and delivery of the Purchase Agreement, the Trust and Servicing Agreement and the Indenture by the respective parties thereto, and the filing of a UCC financing statement with the Secretary of State of the State of Delaware reflecting the security interest granted under the Indenture, the Indenture Trustee will be vested for the benefit of the Noteholders, with a first priority perfected security interest in the Pledged Assets, subject to no prior Lien.

     (n) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Basic Documents, except such as are required and have been or will be obtained and made on or prior to the Closing Date under the Securities Act and such as may be required under state securities laws.

     (o) Since _______ ___, 200_, there has not been any material adverse change in the business, results of operations, condition (financial or otherwise), prospects, or material properties or assets of the Seller or the Bank.

     (p) The computer tape of the Receivables created as of _______ ___, 200_, and made available to the Representative by the Servicer, was complete and accurate in all material respects as of the date thereof and includes a description of the Receivables that are described in [Schedule ___] to the Transfer and Servicing Agreement.

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     (q) None of the Representing Parties, any of their Affiliates or anyone acting on behalf of either Representing Party or any of the Representing Parties' Affiliates has taken any action that would require qualification of the Trust Agreement under the Trust Indenture Act or registration of any of the UFB Entities under the Investment Company Act, nor will either Representing Party or any of their Affiliates act, nor have they authorized or will they authorize any person to act, in such manner.

     (r) As of the Closing Date, the representations and warranties of each UFB Entity set forth in the Basic Documents will be true and correct.

     3. Purchase, Sale, and Delivery of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, the respective Classes of Notes in the respective principal amounts and at the respective purchase prices set forth opposite the name of such Underwriter in Schedule I hereto. Delivery of and payment for the Notes shall be made at the office of at the office of ___________________, _______________________, _______________, _______________
(or such other place as the Seller and the Representative shall agree), at _____ a.m. _________ time, on _______ ___, 200_ (the "Closing Date"). Delivery of the Notes shall be made against payment of the purchase price in immediately available funds drawn to the order of the Seller. The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under limited circumstances.

     4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), as set forth in the Prospectus.

     5. Covenants of the Representing Parties. The Representing Parties covenant and agree with each of the Underwriters that:

     (a) The Representing Parties will use their respective best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. Prior to the termination of the offering of the Notes, the Seller will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Seller has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Seller will file the Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing.

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     (b) The Seller will advise you promptly of any proposal to amend or supplement the Registration Statement as filed, or the related Prospectus and will not effect such amendment or supplement without your consent, which consent will not unreasonably be withheld; the Seller will also advise you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; and the Seller will also advise you promptly of the effectiveness of the Registration Statement (unless the Registration Statement has become effective prior to Execution Time) and any amendment thereto, when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose, and the Seller will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

     (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Seller promptly will notify you and will prepare and file, or cause to be prepared and filed, with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission, or effect such compliance. Any such filing shall not operate as a waiver or limitation on any right of any Underwriter hereunder.

     (d) As soon as practicable, but not later than fourteen months after the Closing Date, the Seller will cause the Trust to make generally available to Noteholders an earnings statement of the Trust covering a period of at least twelve months beginning after the Closing Date that will satisfy the provisions of Section 11(a) of the Act.

     (e) The Seller will furnish to the Underwriters copies of the Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus (including the Preliminary Prospectus Supplement, if any), the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters request.

     (f) The Seller will arrange for the qualification of the Notes for sale under the laws of such jurisdictions in the United States as you may reasonably designate and will continue such qualifications in effect so long as required for the distribution.

     (g) For a period from the date of this Agreement until the retirement of the Notes, or until such time as the Underwriters shall cease to maintain a secondary market in the Notes, whichever occurs first, the Seller will deliver to you the monthly servicing reports, the annual statements of compliance and the annual independent certified public accountants' reports

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furnished to the Owner Trustee or the Indenture Trustee pursuant to the Trust and Servicing Agreement, as soon as such statements and reports are furnished to the Owner Trustee or the Indenture Trustee.

     (h) So long as any of the Notes is outstanding, the Seller will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Noteholders or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Bank or the Seller filed with any government or regulatory authority that is otherwise publicly available, as you may reasonably request.

     (i) On or before the Closing Date, the Representing Parties shall cause their respective computer records relating to the Receivables to be marked to show the Trust's absolute ownership of the Receivables, and from and after the Closing Date neither Representing Party shall take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Trust and Servicing Agreement.

     (j) To the extent, if any, that the ratings provided with respect to the Notes by the rating agency or agencies that initially rate the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Seller, the Seller shall furnish such documents and take any such other actions.

     (k) For the period beginning on the date of this Agreement and ending seven days after the Closing Date, unless waived by the Underwriters, none of the Seller, the Bank or any trust originated, directly or indirectly, by the Seller or the Bank will offer to sell or sell notes (other than the Notes) collateralized by, or certificates (other than the Certificates) evidencing an ownership interest in, automobile retail installment sale contracts or other similar evidences of installment indebtedness secured by new or used automobiles or light trucks.

     (l) The Seller will cooperate with the Underwriters and use its best efforts to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

     (m) On or prior to [each date of transfer of subsequent Receivables to the Trust], to deliver to the Representative [a copy of each officer's certificate, legal opinion and other document required to be prepared in connection with such transfer, pursuant to the Basic Documents].

     (n) Each Representing Party will enter into, and will cause the Trust to enter into, each Basic Document to which this Agreement or any Basic Document contemplates such Representing Party or the Trust will be a party on or prior to the Closing Date.

     6. Payment of Expenses. The Representing Parties, jointly and severally, will pay all expenses incident to the performance of their obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment

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thereto, of the Prospectus and of the Preliminary Prospectus, if any, (ii) the
preparation of this Agreement, (iii) the preparation, issuance and delivery of the Notes to the Underwriters, (iv) the fees and disbursements of the UFB Entities' counsel and accountants, (v) the qualification of the Notes under securities laws in accordance with the provisions of Section 5(f), including filing fees and the fees and disbursements of counsel for you in connection therewith and in connection with the preparation of any blue sky or legal investment survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto,
(vii) the printing and delivery to the Underwriters of copies of any blue sky or legal investment survey prepared in connection with the Notes, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (x) any fees charged by any insurance provider in connection with the Notes, (xi) any fees charged by the Owner Trustee in connection the Trust or the Notes, (xii) any fees charged by the Indenture Trustee in connection with the Notes, and (xiii) the fees and disbursements of counsel to the Underwriters incurred as a result of providing of the legal opinions required under Section 7(g) hereof.

     7. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Representing Parties herein, to the accuracy of the statements of officers of the Representing Parties made pursuant to the provisions hereof, to the performance by the Representing Parties of their respective obligations hereunder and to the following additional conditions precedent:

     (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than (i) [6:00 p.m. New York City time] on the date of determination of the public offering price, if such determination occurred at or prior to [3:00 p.m. New York City time] on such date or (ii) [12:00 noon New York City time] on the business day following the day on which the public offering price was determined, if such determination occurred after [3:00 p.m. New York City time] on such date.

     (b) The Prospectus and any supplements thereto shall have been filed (if required) with the Commission in accordance with the Rules and Regulations and
Section 5(a) hereof, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or you, shall be contemplated by the Commission or by any authority administering any state securities or blue sky law.

     (c) On or prior to the Closing Date, the Underwriters shall have received a letter or letters, dated as of the date of the Closing Date, of ____________, independent public accountants, substantially in the form of the drafts to which the Underwriters have previously agreed and otherwise in form and substance satisfactory to the Underwriters and counsel to the Underwriters.

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     (d) The Seller shall have furnished to the Underwriters the opinion of
____________, counsel for the Representing Parties, dated the Closing Date and satisfactory in form and substance to the Underwriters, to the effect that:

          (i) the Bank is a federally chartered savings association organized under the laws of the United States with the power and authority to own its properties and conduct its business as described in the Prospectus, and had at all relevant times and has the power, authority and legal right to acquire, own, sell and service the Receivables;

          (ii) the Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with the power and authority to own its properties and conduct its business as described in the Registration Statement, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Indiana, and had at all relevant times and has the power, authority and legal right to acquire, own and sell the Receivables;

          (iii) each of the Basic Documents to which the Bank is a party has been duly authorized, executed and delivered by the Bank and constitutes a legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally--including the rights of creditors of banks the accounts of which are insured by the FDIC--from time to time in effect);

          (iv) each of the Basic Documents to which the Seller is a party has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

          (v) this Agreement has been duly authorized, executed and delivered by each of the Bank and the Seller;

          (vi) the direction by the Seller to the Owner Trustee to execute the Certificates has been duly authorized by the Seller and, when the Certificates have been duly executed, authenticated and delivered by the Owner Trustee in accordance with the Trust Agreement and delivered and paid for pursuant to this Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Trust Agreement;

          (vii) the direction by the Seller to the Indenture Trustee to authenticate the Notes has been duly authorized by the Seller and, when the Notes have been duly executed and delivered by the Owner Trustee, authenticated by the Indenture Trustee in accordance with the Indenture, and delivered and paid for pursuant to this Agreement, the Notes will constitute legal, valid and binding obligations of the Trust (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditor's rights generally from time to time in effect) and will be entitled to the benefits of the Indenture;

          (viii) no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any of the Basic Documents, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Notes by the Underwriters, the filing of the UCC-1 financing statements relating to the conveyance of the Receivables and the other Pledged Assets by the Bank to the Seller and of the Receivables and the other Pledged Assets by the Seller to the Trust and by the Trust to the Indenture Trustee for the benefit of the Noteholders;

          (ix) none of the sale of the Receivables by the Bank to the Seller pursuant to the Purchase Agreement, the sale of the Receivables and the other Pledged Assets by the Seller to the Trust pursuant to the Trust and Servicing Agreement, the pledge of the Receivables and the other Pledged Assets by the Trust to the Indenture Trustee, the issue and sale of the Notes, the execution and delivery of this Agreement or any of the Basic Documents, the consummation of any other of the transactions herein or therein contemplated or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under, any law binding on either the Bank or the Seller or the charter or by-laws of the Bank or the certificate of formation, limited liability company agreement or by-laws of the Seller or the terms of any indenture or other agreement or instrument known to such counsel and to which either the Bank or the Seller is a party or by which either the Bank or the Seller is bound, or any judgment, order or decree known to such counsel to be applicable to the Bank or the Seller of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over the Bank or the Seller;

          (x) other than as disclosed in the Prospectus, there are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal (1) asserting the invalidity of any of the Basic Documents, (2) seeking to prevent the consummation of any of the transactions contemplated by any of the Basic Documents or the execution and delivery thereof, or (3) that might materially and adversely affect the performance by either the Bank or the Seller of its obligations under, or the validity or enforceability of, this Agreement or any Basic Document;

          (xi) to the best of such counsel's knowledge, after due inquiry, and except as set forth in the Prospectus (and any supplement thereto), no default exists and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which either the Bank or the Seller is a party or by which it is bound, which default is or would have a material adverse effect on the financial condition, earnings, prospects, business, or properties of the Bank and the Seller, taken as a whole;

          (xii) the provisions of the Purchase Agreement are effective to transfer to the Seller all right, title and interest of the Bank in and to the Receivables, and upon filing of the UCC-1 financing statements UCC-1 financing statements relating to the conveyance of the Receivables and the other Pledged Assets by the Bank to the Seller, the Receivables and the other Pledged Assets will be owned by the Seller free and clear of any Lien except for the Lien of the Trust and Servicing Agreement and the Indenture;

          (xiii) the provisions of the Trust and Servicing Agreement are effective to transfer to the Trust all right, title and interest of the Seller in and to the Receivables and the other Pledged Assets, and upon filing of the UCC-1 financing statements UCC-1 financing statements relating to the conveyance of the Receivables and the other Pledged Assets by the Seller to the Trust, the Receivables and the other Trust Property will be owned by the Trust free and clear of any Lien except for the Lien of the Indenture;

          (xiv) the provisions of the Indenture are effective to create, in favor of the Indenture Trustee for the benefit of the Noteholders as security for the Trust's obligations under the Notes, a valid security interest in the Receivables and that portion of the other Trust Property that is subject to Article 9 of the [Indiana] Uniform Commercial Code (the "UCC Collateral");

          (xv) the UCC-1 financing statement naming the Bank as seller and the Seller as purchaser is in appropriate form for filing with the Secretary of State of the State of Indiana; the UCC-1 financing statement naming the Seller as seller and the Trust as purchaser is in appropriate form for filing with the Secretary of State of the State of Delaware; the UCC-1 financing statement naming the Trust as debtor and the Indenture Trustee as secured party is in appropriate form for filing with the Secretary of State of the State of Delaware; the interest of the Indenture Trustee in the Receivables and the proceeds thereof, and, to the extent that the filing of a financing statement is effective to perfect an interest in the other Pledged Assets under Article 9 of the Uniform Commercial Code as in effect in the States of Indiana and Delaware, the other Pledged Assets, will be perfected upon the filing of such financing statements in such filing offices; and no other interest of any other purchaser from or creditor of the Bank, the Seller or the Trust is equal or prior to the interest of the Indenture Trustee in the Receivables and such other Pledged Assets;

          (xvi) the Receivables are "tangible chattel paper" under Article 9 of the Uniform Commercial Code as in effect in each of the States of Indiana and Delaware;

          (xvii) the Basic Documents conform in all material respects with the descriptions thereof contained in the Prospectus;

          (xviii) the statements in the final Prospectus Supplement under [the heading "Summary--Certain Legal Aspects of the Receivables; Repurchase Obligations", "Summary--ERISA Considerations" and "ERISA Considerations"], and in the final Base Prospectus under [the headings "Summary of Terms--Certain Legal Aspects of the Receivables; Repurchase Obligations", "Summary of Terms--ERISA Considerations", "Risk Factors--Certain Legal Aspects--Security Interests in Financed Vehicles", "--Consumer Protection Laws", "--Insolvency Considerations", "Certain Legal Aspects of the Receivables" and "ERISA Considerations"], to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

          (xix) the statements contained in the final Prospectus Supplement and the final Base Prospectus under [the headings "Summary--The Notes", "--The Certificates", "--Transfer and Servicing Agreements", "Summary of Terms--The Notes", "--The Certificates", "--Transfer and Servicing Agreements", "Description of the Notes," "Description of the Certificates" and "Description of the Transfer and Servicing Agreements"], to the extent they constitute a summary of the Notes, the Certificates and the Basic Documents, constitute a fair summary of such instruments and documents;

          (xx) assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no qualification of the Trust Agreement under the Trust Indenture Act is necessary for the offer and sale by the Underwriters of the Notes in the manner contemplated by this Agreement;

          (xxi) the Indenture, the Trust and Servicing Agreement and the Administration Agreement have been duly authorized by the Trust and, when duly executed and delivered by the Owner Trustee, will constitute the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their respective terms, except that (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

          (xxii) to the best of such counsel's knowledge, after due inquiry, the Bank has obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and the Bank is in all material respects complying therewith; and the Bank is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on the Bank;

          (xxiii) to the best of such counsel's knowledge, after due inquiry, the Seller has obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and the Seller is in all material respects complying therewith; and the Seller is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on the Seller;

          (xxiv) all actions required to be taken, and all filings required to be made, by the Seller or the Bank under the Act and the Exchange Act prior to the sale of the Notes have been duly taken or made;

          (xxv) the Trust is not required to be registered under the Investment Company Act;

          (xxvi) the Indenture has been duly qualified under the Trust Indenture Act;

          (xxvii) the Seller is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus (and any supplement thereto) and this Agreement become, an "investment company" as defined in the Investment Company Act or a company "controlled by" an "investment company" within the meaning of the Investment Company Act;

          (xxviii) to the best of such counsel's knowledge, after due inquiry, there are no legal or governmental proceedings pending or threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein;

          (xxix) to the best of such counsel's knowledge, after due inquiry, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference; and

          (xxx) the Registration Statement has become effective under the Act, any required filings of the Base Prospectus, the Preliminary Prospectus Supplement (if any) and the Prospectus, and any supplements thereto, and the Term Sheets pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b), and, to the best of such counsel's knowledge, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, and the Term Sheets, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations.

     Such counsel shall also state that such counsel has examined the Registration Statement and the Prospectus and nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement (exclusive of any financial, numerical and statistical information contained therein or omitted therefrom, as to which such counsel may make no statement), at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (exclusive of any financial, numerical and statistical information contained therein or omitted therefrom, as to which such counsel may make no statement), at the date thereof or at the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of any jurisdiction other than the State of Indiana, the Delaware General Corporation Law, the Delaware Uniform Commercial Code or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel reasonably believes to be reliable and who are satisfactory to the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Seller and public officials.

     All references in this Section 7(d) to the Prospectus shall be deemed to include any amendment or supplement to the Prospectus at the Closing Date.

     (e) You shall have received an opinion of ______________, in its capacity as Indiana state tax counsel, addressed to you and the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you, to the effect that the statements in the final Prospectus Supplement under [the headings "Summary--Tax Status" and "Certain Federal and State Income Tax Consequences"] and in the Base Prospectus under [the headings "Summary of Terms--Tax Status" and "Certain Federal Tax Consequences--Certain State Tax Consequences with respect to Owner Trusts"], in each case to the extent relating to Indiana tax consequences, accurately describe the material Indiana tax consequences to holders of the Notes.

     (f) You shall have received an opinion addressed to you of ______________, in its capacity as special federal tax counsel to the Trust, to the effect that the statements in the final Prospectus Supplement under the headings ["Summary--Tax Status", "--ERISA Considerations" and "Certain Federal and State Income Tax Consequences"] and in the Base Prospectus under the headings "Summary of Terms--Tax Status", "--ERISA Considerations", "Certain Federal Income Tax Consequences" and "ERISA Considerations"] (to the extent that such sections (other than such "ERISA Considerations" sections) relate to federal income tax consequences), to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material federal income tax consequences to holders of the Notes.

     (g) The Underwriters shall have received from _____________, in its capacity as counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Prospectus (as amended or supplemented at the Closing Date) and other related matters as the Underwriters may reasonably require, and the Seller shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (h) You shall have received an opinion addressed to you of _____________, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you, to the effect that:

          (i) The Indenture Trustee is a [national] banking [association] [corporation] duly organized and validly existing under the laws of the [United States] [State of ________].

          (ii) The Indenture Trustee has the full corporate trust power to accept the offices of indenture trustee under the Indenture and to enter into and perform its obligations under the Indenture, the Trust and Servicing Agreement and the Administration Agreement.

          (iii) The execution and delivery of the Indenture and the Administration Agreement and the acceptance of the Trust and Servicing Agreement and the performance by the Indenture Trustee of its obligations under the Indenture, the Trust and Servicing Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Indenture Trustee and each has been duly executed and delivered by the Indenture Trustee.

          (iv) The Indenture, the Trust and Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Indenture Trustee enforceable against the Indenture Trustee in accordance with their terms under the laws of the State of [Indiana] and the federal law of the United States.

          (v) The execution and delivery by the Indenture Trustee of the Indenture and the Administration Agreement and the acceptance of the Trust and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any [State] or United States federal governmental authority, other than the qualification of the Indenture Trustee under the Trust Indenture Act.

          (vi) Each of the Notes has been duly authenticated by the Indenture Trustee.

          (vii) Neither the consummation by the Indenture Trustee of the transactions contemplated in the Trust and Servicing Agreement, the Indenture or the Administration Agreement nor the fulfillment of the terms thereof by the Indenture Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or other organizational documents of the Indenture Trustee or the terms of any indenture or other agreement or instrument known to such counsel to which the Indenture Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Indenture Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Indenture Trustee or any of its subsidiaries.

          (viii) To the best of such counsel's knowledge, after due inquiry, there is no action, suit or proceeding pending or threatened against the Indenture Trustee (as trustee under the Indenture or in its individual capacity) before or by any governmental authority that, if adversely decided, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under the Indenture, the Trust and Servicing Agreement or the Administration Agreement. (ix) The execution, delivery and performance by the Indenture Trustee of the Trust and Servicing Agreement, the Indenture and the Administration Agreement will not subject any of the property or assets of the Trust or any portion thereof to any lien created by or arising under the Indenture Trustee that is unrelated to the transactions contemplated in such Agreements.

     (i) You shall have received an opinion addressed to you of _____________, counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to you, to the effect that:

          (i) The Owner Trustee is a [banking corporation duly incorporated] and validly existing under the laws of the State of Delaware.

          (ii) The Owner Trustee has the full corporate trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement and, on behalf of the Trust, under the Indenture, the Trust and Servicing Agreement and the Administration Agreement.

          (iii) The execution and delivery of the Trust and Servicing Agreement and, on behalf of the Trust, of the Indenture, [the Trust and Servicing Agreement,] the Administration Agreement and the Notes and the performance by the Owner Trustee of its obligations under the Trust and Servicing Agreement, the Indenture and the Administration Agreement have been duly authorized by all necessary corporate action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

          (iv) The Trust and Servicing Agreement, the Indenture and the Administration Agreement constitute valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms under the laws of the State of [Indiana], the State of Delaware and the federal law of the United States.

          (v) The execution and delivery by the Owner Trustee of the Trust and Servicing Agreement and, on behalf of the Trust, of the Indenture, [the Sale and

     Servicing Agreement,] the Administration Agreement and the Notes do not require any consent, approval or authorization of, or any registration or filing with, any Delaware or United States federal governmental authority.

          (vi) Each of the Certificates has been duly executed and delivered by the Owner Trustee as owner trustee and authenticating agent. Each of the Notes has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

          (vii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Trust and Servicing Agreement, the Indenture or the Administration Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or other organizational documents of the Owner Trustee or the terms of any indenture or other agreement or instrument known to such counsel to which the Owner Trustee or any of its subsidiaries is a party or is bound, or any judgment, order or decree known to such counsel to be applicable to the Owner Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Owner Trustee or any of its subsidiaries.

          (viii) To the best of such counsel's knowledge, after due inquiry, there is no action, suit or proceeding pending or threatened against the Owner Trustee (as owner trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that, if adversely decided, would materially adversely affect the ability of the Owner Trustee to perform its obligations under the Trust Agreement.

          (ix) The execution, delivery and performance by the Owner Trustee (as trustee under the Trust Agreement or in its individual capacity, as the case may be) of the Trust and Servicing Agreement, the Indenture and the Administration Agreement will not subject any of the property or assets of the Trust or any portion thereof to any lien created by or arising under the Owner Trustee that is unrelated to the transactions contemplated in such Agreements.

     (j) The Underwriters shall have received such opinions, addressed to the Underwriters and dated the Closing Date, as are delivered to the Rating Agencies.

     (k) The Underwriters shall have received an opinion from _____________, counsel for the Representing Parties, dated the Closing Date and satisfactory in form and substance to the Underwriters, regarding the true-sale of the Receivables by the Bank to the Seller and by the Seller to the Trust and the conveyance by the Trust of the Receivables and the other Pledged Assets to the Indenture Trustee for the benefit of the Noteholders.

     (l) The Underwriters shall have received an opinion from _____________, counsel for the Representing Parties, dated the Closing Date and satisfactory in form and substance to the Underwriters, regarding substantive consolidation.

     (m) The Underwriters shall have received an opinion from ____________, [General Counsel] of the Insurer, dated the Closing Date and satisfactory in form and substance to the Underwriters, addressed to the Underwriters.

     (n) The Underwriters shall have received a certificate dated the Closing Date of any of the Chairman of the Board, the President, the Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of the Seller in which such officer shall state that, to the best of his or her knowledge after reasonable investigation:

          (i) the representations and warranties of the Seller contained in this Agreement and the Basic Documents to which the Seller is a party are true and correct; the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date;

          (ii) since the date of the most recent financial information included in the Prospectus, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Seller or the Trust has occurred; and

          (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.

     (o) The Underwriters shall have received a certificate dated the Closing Date of any of the Chairman of the Board, the President, the Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of the Bank in which such officer shall state that, to the best of his or her knowledge after reasonable investigation:

          (i) the representations and warranties of the Bank contained in this Agreement and the Basic Documents to which the Bank is a party are true and correct; the Bank has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date;

          (ii) since the date of the most recent financial information included in the Prospectus, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Bank or the Trust has occurred; and

          (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.

     (p) The Underwriters shall have received a fully executed Insurance Agreement by and among the Seller, the Bank and the Insurer, dated as of _______ ___, 200_ (the "Insurance Agreement"), and all representations and warranties thereunder or made pursuant thereto shall be true and correct, and each of the Bank and the Seller shall have performed its obligations thereunder.

     (q) The Policy relating to the Notes shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus.

     (r) The Underwriters shall have received evidence satisfactory to them that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Indiana reflecting the sale of the Receivables and the other Pledged Assets by the Bank to the Seller.

     (s) The Underwriters shall have received evidence satisfactory to them that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Delaware reflecting the sale of the Receivables and the other Pledged Assets by the Seller to the Trust and the pledge of the Receivables and the other Pledged Assets by the Trust to the Indenture Trustee for the benefit of the Noteholders.

     (t) The Class A-1 Notes shall have been rated [A-1+] and [P-1], and the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall have been rated [AAA] and [Aaa] by [Standard & Poor's Ratings Services] and [Moody's Investors Service, Inc.], respectively. [The Class B Notes shall have been rated [BBB] and [Baa3] by [Standard & Poor's Ratings Services] and [Moody's Investors Service, Inc.], respectively.]

     (u) On the Closing Date, the Certificates shall have been issued to the Seller.

     (v) The issuance of the Notes and the Certificates shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by the Seller.

     (w) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Prospectus, there shall not have been any change or any development involving a prospective change in or affecting the business or properties of any UFB Entity the effect of which is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to market the Notes as contemplated by the Prospectus.

     (x) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Bank's or the Seller's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

     If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Issuer in writing or by telephone or telegraph confirmed in writing.

     The documents required to be delivered by this Section 7 will be delivered at the office of counsel for the Representing Parties, at ___________________, _______________________, _______________, _______________, on the Closing Date.

     8. Reimbursement of Expenses. If, for any reason, the sale of the Notes provided for herein is not consummated (other than because of an exercise of the Representative's rights under Section 10(b), (d), (e) or (f)), the Representing Parties will reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Notes.

     9. Indemnification and Contribution. (a) The Representing Parties, jointly and severally, agree to indemnify and hold harmless each Underwriter, the respective directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the preliminary Base Prospectus, the Term Sheets, the Preliminary Prospectus Supplement (if any), the Base Prospectus or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Representing Parties will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement in, or omission or alleged omission from, any of such documents, in reliance upon and in conformity with the Underwriter Information. This indemnity agreement will be in addition to any liability that the Representing Parties may otherwise have.

     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each Representing Party, its directors, its officers and each person who controls such Representing Party within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the preliminary Base Prospectus, the Preliminary Prospectus Supplement (if any), the Base Prospectus or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement in, or omission or alleged omission from, any of such documents, was made in reliance upon and in conformity with the Underwriter Information, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only with reference to the Underwriter Information. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Representing Parties and each Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Representing Parties and the several Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Representing Parties on the one hand and by the Several Underwriters on the other from the offering of the Notes; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the purchase discount or commission applicable to the Notes purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Representing Parties and each Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Representing Parties on the one hand and of the several Underwriters on the other in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Representing Parties shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by any Underwriter shall be deemed to be equal to the total purchase discounts and commissions received by such Underwriter from the Issuer in connection with its purchase of Notes hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Representing Parties on the one hand or the several Underwriters on the other. The Representing Parties and the several Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls a Representing Party within the meaning of either the Securities Act or the Exchange Act and each officer and director of a Representing Party shall have the same rights to contribution as such Representing Party, subject in each case to the applicable terms and conditions of this paragraph (d).

     10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Issuer prior to delivery of and payment for the Notes, if, prior to such time, there has occurred (a) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, the Seller or the Bank that, in the judgment of the Underwriters, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (b) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; [(c) any suspension of trading of any securities of the Bank on any exchange or in the over-the-counter market which, in the judgment of the Underwriters, makes it impractical or inadvisable to market the Notes;] (d) any banking moratorium declared by Federal or New York authorities; (e) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, or any other substantial national or international calamity or emergency or any material change in the financial markets if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity, emergency or change makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes; or (f) a material disruption in securities settlement or clearance services in the United States.

     11. Defaults of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Notes hereunder on the Closing Date and arrangements satisfactory to the Representative and the Seller for the purchase of such Notes by other persons are not made within 24 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Seller, except as provided in Section 13. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     12. No Bankruptcy Petition. Each Underwriter covenants and agrees that, prior to the date which is one year and one day after the payment in full of the Notes, it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

     13. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller and the Bank or any of their officers and each of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation or statement as to the results thereof made by or on behalf of any Underwriter or of the Seller or any of their respective representatives, officers or directors or any controlling person, and (iii) delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to Section 6 and the respective obligations of the Seller and the Underwriters pursuant to Section 9 shall remain in effect. Nothing contained in this Section 13 shall limit the recourse of the Seller against the Underwriters.

     14. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at City Securities Corporation, 135 North Pennsylvania Street, Suite 2200, P. O. Box 44992, Indianapolis, Indiana 46244-0992,
Attention: _________ (Fax No. _________); if sent to the Seller, will be mailed, delivered or telegraphed, and confirmed to it at [name] [address], Attention:
_________; or, if sent to the Bank, will be mailed, delivered or telegraphed and confirmed to it at [name] [address], Attention: _________; provided, however, that any notice to an Underwriter pursuant to Section 9 will be mailed, delivered or telegraphed and confirmed to such Underwriter. Any such notice will take effect at the time of receipt.

     15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9, and no other person will have any right or obligations hereunder. No purchaser of Notes from any Underwriter shall be deemed to be a successor of such Underwriter merely because of such purchase.

     16. Representation. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you will be binding upon all the Underwriters.

     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     18. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of [Indiana].

                             Underwriting Agreement
                             ----------------------
                                 Signature Page
                                 --------------


     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Seller, the Bank and the several Underwriters in accordance with its terms.

                                          Very truly yours,

                                          UNITED FIDELITY FINANCE, LLC,



                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                          UNITED FIDELITY BANK, FSB,



                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the
date first written above.

CITY SECURITIES CORPORATION
on behalf of itself and as Representative of the several Underwriters,

By:
    -------------------------------------
      Name:
      Title:

                                   SCHEDULE I


                        UNITED FIDELITY AUTO TRUST 200_-_

OFFERED SECURITY__                      PRINCIPAL AMOUNT               PRICE


Class A-1 Notes
---------------
City Securities Corporation               $__________                 _______%
[Underwriter]_____                        $__________                 _______%
[Underwriter]_____                        $__________                 _______%


Class A-2 Notes
---------------
City Securities Corporation               $__________                 _______%
[Underwriter]_____                        $__________                 _______%
[Underwriter]_____                        $__________                 _______%



Class A-3 Notes
---------------
City Securities Corporation               $__________                 _______%
[Underwriter]_____                        $__________                 _______%
[Underwriter]_____                        $__________                 _______%



Class A-4 Notes
---------------
City Securities Corporation               $__________                 _______%
[Underwriter]_____                        $__________                 _______%
[Underwriter]_____                        $__________                 _______%


Class B Notes
-------------
City Securities Corporation               $__________                 _______%
[Underwriter]_____                        $__________                 _______%
[Underwriter]_____                        $__________                 _______%